SEMI-ANNUAL REPORT
                               JUNE 30, 2000

                               [GRAPHIC OMITTED]

Mercury
QA Large
Cap Growth
Fund        OF MERCURY
            QA EQUITY SERIES, INC.

PORTFOLIO INFORMATION

GEOGRAPHIC ASSET MIX

A pie chart illustrating the following percentages

(As a Percentage of Net Assets as of June 30, 2000.)

United States--96.5%
Canada--4.1%
Netherlands--0.1%

WORLDWIDE INVESTMENTS AS OF JUNE 30, 2000

Ten Largest                      Percent of
Holdings                         Net Assets
-------------------------------------------
Intel Corporation                   8.3%
-------------------------------------------
General Electric Company            7.3
-------------------------------------------
Microsoft Corporation               7.3
-------------------------------------------
Cisco Systems, Inc.                 6.4
-------------------------------------------
Pfizer Inc.                         5.9
-------------------------------------------
Wal-Mart Stores, Inc.               4.5
-------------------------------------------
Oracle Corporation                  4.3
-------------------------------------------
Nortel Networks Corporation         4.1
-------------------------------------------
Lucent Technologies Inc.            4.0
-------------------------------------------
Merck & Co., Inc.                   3.9
-------------------------------------------

Ten Largest                      Percent of
Industries                       Net Assets
-------------------------------------------
Pharmaceuticals                    14.9%
-------------------------------------------
Electronics                        12.4
-------------------------------------------
Communications Equipment           11.6
-------------------------------------------
Computer Services/Software         10.3
-------------------------------------------
Retail                              9.6
-------------------------------------------
Electrical Equipment                8.3
-------------------------------------------
Software                            8.3
-------------------------------------------
Computers & Peripherals             4.5
-------------------------------------------
Telecommunications                  4.0
-------------------------------------------
Communications                      2.6
-------------------------------------------


               June 30, 2000 (2) Mercury QA Large Cap Growth Fund

DEAR SHAREHOLDER

We are pleased to provide you with the first semi-annual report for Mercury QA Large Cap Growth Fund. The Fund seeks to provide long-term growth of capital by investing primarily in equity securities of large-capitalization companies in the United States that Fund management believes have good prospects for earnings growth. Since inception (June 2, 2000) through June 30, 2000, the Fund's Class I, Class A, Class B and Class C Shares had total returns of +3.30%, +3.30%, +3.20% and +3.20%, respectively, slightly better than the return of the unmanaged S&P 500/Barra Growth Index of +3.13% over the same period. (Investment results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 5 and 6 of this report to shareholders.)

Market Environment

The US economy appears to be slowing down. As a result, significant increases in inflation and interest rates may not happen, which would arguably be good news for financial assets. On the other hand, slower economic growth probably means slower profit growth, a prospect that may weigh on the markets over the summer.

Despite the decline of technology share prices during April and May, large cap growth stocks have a positive year-to-date return through June. Furthermore, continuing a trend that we have seen for much of the 1990s, growth stocks outpaced value stocks for the first half of the year. Large cap growth stocks returned +2.6% over the first half of the year, as measured by the unmanaged S&P 500/Barra Growth Index, while large cap value stocks fell -4.1%, as measured by the unmanaged S&P 500/Barra Value Index.

Reversing a pattern we also saw for the better part of the past decade, small cap stocks have outperformed large cap stocks so far in 2000. Small cap stocks and mid cap stocks continue to look very attractive to us compared to large cap stocks on almost every valuation measure, including price/earnings (22.0 versus 29.8), price/book (2.4 versus 5.0), and price/free cash flow (18.3 versus 32.3).

Investment Outlook

In the coming months, we believe investors will focus less on economic issues such as the strength of the economy and interest rate increases, and more on the implications of the looming presidential election. Federal budget policy, social security funding options and trade policy are likely to shape investor interest in the outcome of the election. Overall, we believe earnings growth and valuation levels remain reasonably attractive.

Our favorite industries currently are drugs and semiconductors, as both could enjoy enormous demand for their products for many years to come. Demographics, specifically the aging of the baby boomers, increasingly have provided drug companies with a huge customer base in which to sell their goods. With the prospect that every durable good could contain a few semiconductors, the potential demand looks strong.


               June 30, 2000 (3) Mercury QA Large Cap Growth Fund

In Conclusion

We thank you for your investment in Mercury QA Large Cap Growth Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn                     /s/ Philip Green

Terry K. Glenn                         Philip Green
President and Director                 Senior Vice President and
                                       Portfolio Manager

August 7, 2000


               June 30, 2000 (4) Mercury QA Large Cap Growth Fund

FUND PERFORMANCE DATA

ABOUT FUND PERFORMANCE

The Fund offers four classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs.

CLASS I SHARES incur a maximum initial sales charge of 5.25% and bear no ongoing distribution and account maintenance fees. Class I shares are available only to eligible investors.

CLASS A SHARES incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

CLASS B SHARES are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first two years, decreasing to 3% for each of the next two years and decreasing 1% each year thereafter to 0% after the sixth year. In addition, Class B shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A shares after approximately 8 years.

CLASS C SHARES are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Aggregate Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.


               June 30, 2000 (5) Mercury QA Large Cap Growth Fund

FUND PERFORMANCE DATA (CONCLUDED)

AGGREGATE TOTAL RETURN

                       % Return       % Return
                     Without Sales   With Sales
Class I Shares*         Charge        Charge**
-----------------------------------------------
Inception (6/2/00)
through 6/30/00         +3.30%         -2.12%
-----------------------------------------------
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

                       % Return       % Return
                        Without         With
Class B Shares*          CDSC          CDSC**
-----------------------------------------------
Inception (6/2/00)
through 6/30/00         +3.20%         -0.80%
-----------------------------------------------
 *Maximum contingent deferred sales charge is
  4% and is reduced to 0% after 6 years.
**Assuming payment of applicable contingent deferred sales charge.

                       % Return       % Return
                     Without Sales   With Sales
Class A Shares*         Charge        Charge**
-----------------------------------------------
Inception (6/2/00)
through 6/30/00         +3.30%         -2.12%
-----------------------------------------------
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

                       % Return       % Return
                        Without         With
Class C Shares*          CDSC          CDSC**
-----------------------------------------------
Inception (6/2/00)
through 6/30/00         +3.20%         +2.20%
-----------------------------------------------
 *Maximum contingent deferred sales charge is 1%
  and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.

RECENT PERFORMANCE RESULTS*

                                                                 Since Inception
As of June 30, 2000                                                 Total Return
--------------------------------------------------------------------------------
Class I                                                                   +3.30%
--------------------------------------------------------------------------------
Class A                                                                   +3.30
--------------------------------------------------------------------------------
Class B                                                                   +3.20
--------------------------------------------------------------------------------
Class C                                                                   +3.20
--------------------------------------------------------------------------------
* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in the Fund's net asset values for the period shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund commenced operations on 6/2/00.


               June 30, 2000 (6) Mercury QA Large Cap Growth Fund

SCHEDULE OF INVESTMENTS

MERCURY QA LARGE CAP GROWTH FUND

                                                                           In US Dollars
                                                                       ---------------------
                     Shares                                                       Percent of
Industries            Held             Common Stocks                      Value   Net Assets
--------------------------------------------------------------------------------------------
CANADA
============================================================================================
Communications         3,600    Nortel Networks Corporation            $   245,700    4.1%
Equipment
--------------------------------------------------------------------------------------------
                                Total Common Stocks in Canada
                                (Cost--$216,297)                           245,700    4.1
--------------------------------------------------------------------------------------------

NETHERLANDS
============================================================================================
Household Products       100    Unilever NV (NY Registered Shares)           4,300    0.1
--------------------------------------------------------------------------------------------
                                Total Common Stocks in the
                                Netherlands (Cost--$4,983)                   4,300    0.1
--------------------------------------------------------------------------------------------

UNITED STATES
============================================================================================
Advertising              200    The Interpublic Group of
                                  Companies, Inc.                            8,600    0.1
                         100    Young & Rubicam Inc.                         5,719    0.1
                                                                       ---------------------
                                                                            14,319    0.2
--------------------------------------------------------------------------------------------
Air Transport            200    Omnicom Group Inc.                          17,813    0.3
--------------------------------------------------------------------------------------------
Application              300  + Citrix Systems, Inc.                         5,681    0.1
Development              100  + Sapient Corporation                         10,694    0.2
Software                 300  + Siebel Systems, Inc.                        49,069    0.8
                                                                       ---------------------
                                                                            65,444    1.1
--------------------------------------------------------------------------------------------
Automotive               200    Harley-Davidson, Inc.                        7,700    0.1
--------------------------------------------------------------------------------------------
Beverages                400    Anheuser-Busch Companies, Inc.              29,875    0.5
--------------------------------------------------------------------------------------------
Commercial Services      100    Equifax Inc.                                 2,625    0.1
                         300    SYSCO Corporation                           12,638    0.2
                                                                       ---------------------
                                                                            15,263    0.3
--------------------------------------------------------------------------------------------
Communications         1,100  + QUALCOMM Incorporated                       66,000    1.1
                       2,000    SBC Communications Inc.                     86,500    1.5
                                                                       ---------------------
                                                                           152,500    2.6
--------------------------------------------------------------------------------------------
Communications         6,000  + Cisco Systems, Inc.                        381,375    6.4
Equipment                900  + Tellabs, Inc.                               61,594    1.1
                                                                       ---------------------
                                                                           442,969    7.5
--------------------------------------------------------------------------------------------


               June 30, 2000 (7) Mercury QA Large Cap Growth Fund

                                                                           In US Dollars
                                                                       ---------------------
                     Shares                                                       Percent of
Industries            Held             Common Stocks                      Value   Net Assets
--------------------------------------------------------------------------------------------
UNITED STATES (continued)
============================================================================================
Computer               1,200  + EMC Corporation                       $     92,325    1.6%
Services/Software      1,200    International Business Machines
                                  Corporation                              131,475    2.2
                       3,000  + Oracle Corporation                         252,188    4.3
                       1,500  + Parametric Technology Corporation           16,500    0.3
                       1,400    Paychex, Inc.                               58,800    1.0
                         500  + VERITAS Software Corporation                56,508    0.9
                                                                       ---------------------
                                                                           607,796   10.3
--------------------------------------------------------------------------------------------
Computers &            1,700  + Dell Computer Corporation                   83,831    1.4
Peripherals              900  + Network Appliance, Inc.                     72,450    1.2
                         200    RadioShack Corporation                       9,475    0.2
                       1,100  + Sun Microsystems, Inc.                     100,031    1.7
                                                                       ---------------------
                                                                           265,787    4.5
--------------------------------------------------------------------------------------------
Consumer--Goods        1,000    The Gillette Company                        34,937    0.6
--------------------------------------------------------------------------------------------
Diversified Companies    200    Corning Incorporated                        53,975    0.9
--------------------------------------------------------------------------------------------
Electrical Equipment   8,200    General Electric Company                   434,600    7.3
                         900    Linear Technology Corporation               57,544    1.0
                                                                       ---------------------
                                                                           492,144    8.3
--------------------------------------------------------------------------------------------
Electronic Components    800  + Maxim Integrated Products, Inc.             54,350    0.9
--------------------------------------------------------------------------------------------
Electronics              400  + Agilent Technologies, Inc.                  29,500    0.5
                       3,700    Intel Corporation                          494,644    8.3
                       2,200    Texas Instruments Incorporated             151,112    2.6
                         700  + Xilinx, Inc.                                57,794    1.0
                                                                       ---------------------
                                                                           733,050   12.4
--------------------------------------------------------------------------------------------
Financial Services     1,100    The Charles Schwab Corporation              36,988    0.6
                         100    Dow Jones & Company, Inc.                    7,325    0.1
                         800    MBNA Corporation                            21,700    0.4
                         200    SLM Holding Corporation                      7,487    0.1
                                                                       ---------------------
                                                                            73,500    1.2
--------------------------------------------------------------------------------------------
Foods                    100    Sara Lee Corporation                         1,931    0.0
--------------------------------------------------------------------------------------------
Healthcare               300    IMS Health Incorporated                      5,400    0.1
--------------------------------------------------------------------------------------------
Hotels & Motels          100    Hilton Hotels Corporation                      937    0.0
--------------------------------------------------------------------------------------------
Household Products       500    The Procter & Gamble Company                28,625    0.5
--------------------------------------------------------------------------------------------
Information Processing   600    Automatic Data Processing, Inc.             32,137    0.5
--------------------------------------------------------------------------------------------
Insurance                200    Providian Financial Corporation             18,000    0.3
--------------------------------------------------------------------------------------------
Internet                 600  + Yahoo! Inc.                                 74,325    1.3
--------------------------------------------------------------------------------------------
Manufacturing          1,600    Tyco International Ltd.                     75,800    1.3
--------------------------------------------------------------------------------------------
Medical Supplies         400    Medtronic, Inc.                             19,925    0.3
--------------------------------------------------------------------------------------------
Medical Technology       500    Johnson & Johnson                           50,937    0.9
--------------------------------------------------------------------------------------------


               June 30, 2000 (8) Mercury QA Large Cap Growth Fund

SCHEDULE OF INVESTMENTS (CONCLUDED)

                                                                           In US Dollars
                                                                       ---------------------
                     Shares                                                       Percent of
Industries            Held             Common Stocks                      Value   Net Assets
--------------------------------------------------------------------------------------------
UNITED STATES (concluded)
============================================================================================
Multimedia               500    Time Warner Inc.                       $    38,000    0.6%
--------------------------------------------------------------------------------------------
Office--Related          200    Pitney Bowes Inc.                            8,000    0.1
--------------------------------------------------------------------------------------------
Pharmaceuticals          800  + Amgen Inc.                                  56,200    1.0
                         200  + Biogen, Inc.                                12,900    0.2
                       1,000    Eli Lilly and Company                       99,875    1.7
                       3,000    Merck & Co., Inc.                          229,875    3.9
                       7,300    Pfizer Inc.                                350,400    5.9
                       2,600    Schering-Plough Corporation                131,300    2.2
                                                                       ---------------------
                                                                           880,550   14.9
--------------------------------------------------------------------------------------------
Publishing               100    The Dun & Bradstreet Corporation             2,862    0.1
--------------------------------------------------------------------------------------------
Restaurants              100  + Tricon Global Restaurants, Inc.              2,825    0.1
--------------------------------------------------------------------------------------------
Retail                 1,400  + Bed Bath & Beyond Inc.                      50,750    0.8
                         200  + Best Buy Co., Inc.                          12,650    0.2
                         800    The Gap, Inc.                               25,000    0.4
                       3,100    The Home Depot, Inc.                       154,806    2.6
                         300  + Kohl's Corporation                          16,688    0.3
                         700  + The Kroger Co.                              15,444    0.3
                       4,600    Wal-Mart Stores, Inc.                      265,075    4.5
                         900    Walgreen Co.                                28,969    0.5
                                                                       ---------------------
                                                                           569,382    9.6
--------------------------------------------------------------------------------------------
Semiconductors           200  + Applied Materials, Inc.                     18,125    0.3
--------------------------------------------------------------------------------------------
Software                 200    Adobe Systems Incorporated                  25,975    0.4
                       1,000  + Compuware Corporation                       10,375    0.2
                       5,400  + Microsoft Corporation                      432,000    7.3
                       1,400  + PeopleSoft, Inc.                            23,450    0.4
                                                                       ---------------------
                                                                           491,800    8.3
--------------------------------------------------------------------------------------------
Telecommunications     4,000    Lucent Technologies Inc.                   237,000    4.0
--------------------------------------------------------------------------------------------
Wireless                 800  + Nextel Communications, Inc. (Class A)       48,950    0.8
Communication--          800  + Sprint Corp. (PCS Group)                    47,600    0.8
Domestic Paging &                                                      ---------------------
Cellular                                                                    96,550    1.6
--------------------------------------------------------------------------------------------
                                Total Common Stocks in the
                                United States (Cost--$5,576,594)          5,714,533   96.5
--------------------------------------------------------------------------------------------
                                Total Investments
                                (Cost--$5,797,874)                        5,964,533  100.7

                                Liabilities in Excess of Other Assets      (44,208)  (0.7)
                                                                       ---------------------
                                Net Assets                             $ 5,920,325  100.0%
                                                                       =====================
--------------------------------------------------------------------------------------------

+ Non-income producing security.

  See Notes to Financial Statements.


               June 30, 2000 (9) Mercury QA Large Cap Growth Fund

STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2000
----------------------------------------------------------------------------------------------

MERCURY QA LARGE CAP GROWTH FUND
==============================================================================================
Assets:
Investments, at value (identified cost--$5,797,874)                                $ 5,964,533
Receivables:
  Securities sold                                                $    90,982
  Investment advisor                                                  10,327
  Dividends                                                              457           101,766
                                                                 -----------       -----------
Total assets                                                                         6,066,299
                                                                                   -----------
----------------------------------------------------------------------------------------------
Liabilities:
Payables:
  Custodian bank                                                     128,796
  Distributor                                                            271           129,067
                                                                 -----------
Accrued expenses                                                                        16,907
                                                                                   -----------
Total liabilities                                                                      145,974
                                                                                   -----------
----------------------------------------------------------------------------------------------
Net Assets:
Net assets                                                                         $ 5,920,325
                                                                                   ===========
----------------------------------------------------------------------------------------------
Net Assets Consist of:
Class I Shares of Common Stock, $.0001 par value, 125,000,000
  shares authorized                                                                $        53
Class A Shares of Common Stock, $.0001 par value, 125,000,000
  shares authorized                                                                          1
Class B Shares of Common Stock, $.0001 par value, 125,000,000
  shares authorized                                                                          1
Class C Shares of Common Stock, $.0001 par value, 125,000,000
  shares authorized                                                                          2
Paid-in capital in excess of par                                                     5,734,430
Accumulated investment loss--net                                                        (5,973)
Undistributed realized capital gains on investments--net                                25,152
Unrealized appreciation on investments--net                                            166,659
                                                                                   -----------
Net assets                                                                         $ 5,920,325
                                                                                   ===========
----------------------------------------------------------------------------------------------
Net Asset Value:
Class I--Based on net assets of $5,494,433 and 531,842 shares
  outstanding                                                                      $     10.33
                                                                                   ===========
Class A--Based on net assets of $25,827 and 2,500 shares
  outstanding                                                                      $     10.33
                                                                                   ===========
Class B--Based on net assets of $143,653 and 13,914 shares
  outstanding                                                                      $     10.32
                                                                                   ===========
Class C--Based on net assets of $256,412 and 24,835 shares
  outstanding                                                                      $     10.32
                                                                                   ===========
----------------------------------------------------------------------------------------------

See Notes to Financial Statements.


               June 30, 2000 (10) Mercury QA Large Cap Growth Fund

STATEMENT OF OPERATIONS

For the Period June 2, 2000+ to June 30, 2000
----------------------------------------------------------------------------------------------

MERCURY QA LARGE CAP GROWTH FUND
==============================================================================================
Investment Income:
Dividends (net of $10 foreign withholding tax)                                      $      586
Interest and discount earned                                                               292
                                                                                    ----------
Total income                                                                               878
                                                                                    ----------
----------------------------------------------------------------------------------------------
Expenses:
Registration fees                                                 $    7,932
Organizational expenses                                                3,948
Accounting services                                                    2,214
Investment advisory fees                                               1,755
Administration fees                                                    1,535
Professional fees                                                      1,375
Printing and shareholder reports                                         687
Custodian fees                                                           346
Pricing fees                                                             206
Account maintenance and distribution fees--Class C                       184
Directors' fees and expenses                                             161
Account maintenance and distribution fees--Class B                        82
Transfer agent fees--Class I                                              35
Account maintenance fees--Class A                                          5
Transfer agent fees--Class C                                               2
Transfer agent fees--Class B                                               1
                                                                  ----------
Total expenses before reimbursement                                   20,468
Reimbursement of expenses                                            (13,617)
                                                                  ----------
Total expenses after reimbursement                                                       6,851
                                                                                    ----------
Investment loss--net                                                                    (5,973)
                                                                                    ----------
----------------------------------------------------------------------------------------------
Realized & Unrealized Gain on Investments--Net:
Realized gain from investments--net                                                     25,152
Unrealized appreciation on investments--net                                            166,659
                                                                                    ----------
Net Increase in Net Assets Resulting from Operations                                $  185,838
                                                                                    ==========
----------------------------------------------------------------------------------------------

+ Commencement of operations.

  See Notes to Financial Statements.


               June 30, 2000 (11) Mercury QA Large Cap Growth Fund

STATEMENT OF CHANGES IN NET ASSETS

For the Period June 2, 2000+ to June 30, 2000
--------------------------------------------------------------------------------

MERCURY QA LARGE CAP GROWTH FUND
================================================================================

Increase (Decrease) in Net Assets:
--------------------------------------------------------------------------------
Operations:
Investment loss--net                                                $    (5,973)
Realized gain on investments--net                                        25,152
Unrealized appreciation on investments--net                             166,659
                                                                    -----------
Net increase in net assets resulting from operations                    185,838
                                                                    -----------
--------------------------------------------------------------------------------
Capital Share Transactions:
Net increase in net assets derived from capital share transactions    5,634,487
                                                                    -----------
--------------------------------------------------------------------------------
Net Assets:
Total increase in net assets                                          5,820,325
Beginning of period                                                     100,000
                                                                    -----------
End of period                                                       $ 5,920,325
                                                                    ===========
--------------------------------------------------------------------------------
+ Commencement of operations.

  See Notes to Financial Statements.


               June 30, 2000 (12) Mercury QA Large Cap Growth Fund

FINANCIAL HIGHLIGHTS

MERCURY QA LARGE CAP GROWTH FUND

The following per share data and ratios have been derived from information provided in the financial statements.

                                             For the Period June 2, 2000+ to June 30, 2000
                                          ---------------------------------------------------
Increase (Decrease) in Net Asset Value:   Class I       Class A       Class B       Class C
---------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period       $10.00       $ 10.00       $ 10.00       $ 10.00
                                           ------------------------------------------------
Investment loss--net                         (.01)         (.01)         (.01)         (.02)
Realized and unrealized gain on
  investments--net                            .34           .34           .33           .34
                                           ------------------------------------------------
Total from investment operations              .33           .33           .32           .32
                                           ------------------------------------------------
Net asset value, end of period             $10.33       $ 10.33       $ 10.32       $ 10.32
                                           ================================================
---------------------------------------------------------------------------------------------
Total Investment Return:**
Based on net asset value per share          3.30%++       3.30%++       3.20%++       3.20%++
                                           ================================================
---------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
Expenses, net of reimbursement              1.50%*        1.75%*        2.50%*        2.50%*
                                           ================================================
Expenses                                    4.60%*        4.85%*        5.60%*        5.60%*
                                           ================================================
Investment loss--net                       (1.31%)*      (1.34%)*      (2.20%)*      (2.15%)*
                                           ================================================
---------------------------------------------------------------------------------------------
Supplemental Data:
Net assets, end of period (in thousands)   $5,494       $    26       $   144       $   256
                                           ================================================
Portfolio turnover                          1.65%         1.65%         1.65%         1.65%
                                           ================================================
---------------------------------------------------------------------------------------------

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Commencement of operations.
++    Aggregate total investment return.

      See Notes to Financial Statements.


               June 30, 2000 (13) Mercury QA Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS

MERCURY QA LARGE CAP GROWTH FUND

(1)   Significant Accounting Policies:

      Mercury QA Large Cap Growth Fund (the "Fund") is part of the Mercury QA Equity Series, Inc. (the "Corporation"). The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. Prior to commencement of operations on June 2, 2000, the Fund had no operations other than those relating to organizational matters and the issuance of 10,000 capital shares of the Fund on February 25, 2000 to Mercury Advisors ("Mercury"), a division of Fund Asset Management, L.P. ("FAM"), for $100,000. The Fund offers four classes of shares. Class I and Class A Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B Shares have certain voting rights with respect to Class A distribution expenditures). The following is a summary of significant accounting policies followed by the Fund.

      (a) Valuation of securities--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Corporation's Board of Directors.


               June 30, 2000 (14) Mercury QA Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

      (b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

      (c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

      o Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

      When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

      o Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

      o Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

      o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant


               June 30, 2000 (15) Mercury QA Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

      to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

      (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

      (f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

      (g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

      (h) Custodian Bank--The Fund recorded an amount payable to the Custodian Bank, reflecting an overnight overdraft, which resulted from management estimates of available cash.

(2)   Investment Advisory Agreement and Transactions with Affiliates:

      The Fund has entered into an Investment Advisory Agreement with Mercury. The general partner of Mercury is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

      As compensation for its services to the Fund, Mercury receives monthly compensation at the annual rate of .40% of the average daily net assets of the Fund. For the period June 2, 2000 to June 30, 2000, Mercury earned fees of $1,755, all of which was voluntarily waived. Mercury also reimbursed the Fund for additional expenses of $11,862.


               June 30, 2000 (16) Mercury QA Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

      The Fund has also entered into an Administration Agreement with Mercury. The Fund pays a monthly fee at an annual rate of .35% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

      Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                           Account                 Distribution
                                       Maintenance Fee                 Fee
      --------------------------------------------------------------------------
      Class A                               .25%                       --
      --------------------------------------------------------------------------
      Class B                               .25%                      .75%
      --------------------------------------------------------------------------
      Class C                               .25%                      .75%
      --------------------------------------------------------------------------

      Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

      For the period June 2, 2000 to June 30, 2000, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class I Shares as follows:

                                                        FAMD             MLPF&S
      --------------------------------------------------------------------------
       Class I                                          $388             $3,850
      --------------------------------------------------------------------------

      Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., acts as the Fund's transfer agent.

      Accounting services are provided to the Fund by FAM at cost.

      Certain officers and/or directors of the Fund are officers and/or directors of Mercury, FAM, PSI, FDS, FAMD, and/or ML & Co.

(3)   Investments:

      Purchases and sales of investments, excluding short-term securities, for the period June 2, 2000 to June 30, 2000 were $5,863,704 and $90,982, respectively.


               June 30, 2000 (17) Mercury QA Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)

      Net realized gains for the period June 2, 2000 to June 30, 2000, and net unrealized gains as of June 30, 2000 were as follows:

                                                  Realized            Unrealized
                                                    Gains               Gains
      --------------------------------------------------------------------------
      Long-term investments                       $ 25,152              $166,659
                                                  ------------------------------
      Total                                       $ 25,152              $166,659
                                                  ==============================
      --------------------------------------------------------------------------

      As of June 30, 2000, net unrealized appreciation for Federal income tax purposes aggregated $166,659, of which $321,354 related to appreciated securities and $154,695 related to depreciated securities. The aggregate cost of investments at June 30, 2000 for Federal income tax purposes was $5,797,874.

(4)   Capital Share Transactions:

      Net increase in net assets derived from capital share transactions was $5,634,487 for the period June 2, 2000 to June 30, 2000.

      Transactions in capital shares for each class were as follows:

      Class I Shares for the Period June 2, 2000+
      to June 30, 2000                                  Shares    Dollar Amount
      -------------------------------------------------------------------------

      Shares sold                                      571,122    $   5,708,762
      Shares redeemed                                  (41,780)        (411,395)
                                                       ------------------------
      Net increase                                     529,342    $   5,297,367
                                                       ========================
      -------------------------------------------------------------------------
     +Prior to June 2, 2000 (commencement of operations), the Fund issued 2,500 shares to Mercury for $25,000.

      Class A Shares for the Period June 2, 2000+
      to June 30, 2000                                 Shares    Dollar Amount
      -------------------------------------------------------------------------
      Shares sold                                          --               --
                                                       ------------------------
      Net increase                                         --               --
                                                       ========================
      -------------------------------------------------------------------------
     +Prior to June 2, 2000 (commencement of operations), the Fund issued 2,500 shares to Mercury for $25,000.

      Class B Shares for the Period June 2, 2000+
      to June 30, 2000                                 Shares    Dollar Amount
      -------------------------------------------------------------------------
      Shares sold                                      11,414    $      113,882
                                                       ------------------------
      Net increase                                     11,414    $      113,882
                                                       ========================
      -------------------------------------------------------------------------
     +Prior to June 2, 2000 (commencement of operations), the Fund issued 2,500 shares to Mercury for $25,000.

      Class C Shares for the Period June 2, 2000+
      to June 30, 2000                                 Shares    Dollar Amount
      -------------------------------------------------------------------------
      Shares sold                                      22,335    $      223,238
                                                       ------------------------
      Net increase                                     22,335    $      223,238
                                                       ========================
      -------------------------------------------------------------------------
     +Prior to June 2, 2000 (commencement of operations), the Fund issued 2,500 shares to Mercury for $25,000.


               June 30, 2000 (18) Mercury QA Large Cap Growth Fund

OFFICERS AND DIRECTORS

Terry K. Glenn, Director and President
M. Colyer Crum, Director
Laurie Simon Hodrick, Director
Jack B. Sunderland, Director
Stephen B. Swensrud, Director
J. Thomas Touchton, Director
Fred G. Weiss, Director
Arthur Zeikel, Director
Robert C. Doll, Jr., Senior Vice President
Philip Green, Senior Vice President
Sidney Hoots, Senior Vice President
Dean D'Onofrio, Senior Vice President
Frank Salerno, Senior Vice President
Donald C. Burke, Vice President and
  Treasurer
Allan J. Oster, Secretary

Custodian

The Chase Manhattan Bank
4 Chase MetroTech, 18th Floor
Brooklyn, NY 11245

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(888) 763-2260


               June 30, 2000 (19) Mercury QA Large Cap Growth Fund

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Mercury QA Large Cap Growth Fund of
Mercury QA Equity Series, Inc.
Box 9011
Princeton, NJ
08543-9011

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